July 3, 2006

DREYFUS VARIABLE INVESTMENT FUND GROWTH AND INCOME PORTFOLIO

Supplement to Statement of Additional Information Dated May 1, 2006

     Effective on or about August 1, 2006, the following information supersedes and replaces any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “Management Arrangements.”

     Effective on or about August 1, 2006, John B. Jares and Evan Rothschild will be portfolio managers for Growth and Income Portfolio. Messrs. Jares and Rothschild are dual employees of Dreyfus and The Boston Company Asset Management, LLC, an affiliate of Dreyfus.

Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of June 1, 2006:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

John B. Jares	7	$915 Million	0	$0	0	$0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Growth and Income Portfolio shares beneficially owned by the primary portfolio manager is as follows as of June 1, 2006:

Dollar Range of Portfolio
Portfolio Manager	Shares Beneficially Owned

John B. Jares	None

July 3, 2006

DREYFUS VARIABLE INVESTMENT FUND GROWTH AND INCOME PORTFOLIO

Supplement to Prospectus dated May 1, 2006 The following information will be effective on or about August 1, 2006

     The following information supersedes and replaces the second, third and fourth paragraphs in the section of the Prospectus entitled “Goal/Approach.”

     In choosing stocks, the portfolio managers use a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach that emphasizes individual stock selection. The portfolio managers go beyond Wall Street analysis and perform qualitative and quantitative in-house research to determine whether a stock meets their investment criteria. Income is generated primarily from dividend paying stocks in which the portfolio may invest.

     The portfolio managers monitor the stocks in the portfolio’s portfolio, and consider selling a security if the company’s business momentum deteriorates or valuation becomes excessive. The portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers’ rationale for owning it, such as deterioration in the company’s financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere, or if the portfolio managers change the portfolio’s industry or sector weightings.

     The section of the Prospectus entitled “Goal/Approach – Concepts to Understand” is revised by deleting the reference to “Value companies” and the reference to “Fundamental analysis,” and inserting the following information.

     Bottom-up approach: choosing portfolio investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.

     The following information supersedes the section of the Prospectus entitled “Main Risks – Growth and value stock risk.”

- Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

(Continued on Reverse Side)

     The following information supplements the section of the Prospectus entitled “Main Risks — Other potential risks.”

     The implementation of the investment approach used by the portfolio’s new primary portfolio manager initially may result in more portfolio turnover than is typical for the portfolio, which will produce transaction costs.

     The following information supersedes the third paragraph in the section of the Prospectus entitled “Management — Investment adviser.”

     John B. Jares is the portfolio’s primary portfolio manager. Mr. Jares, a charted financial analyst, has been the portfolio’s primary portfolio manager since August 2006, and has been employed by Dreyfus since May 2006 and by The Boston Company Asset Management LLC, an affiliate of Dreyfus, since July 2006. Mr. Jares also has been employed by Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, since November 2001, where he is a vice president of investments. Prior to joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from May 2000 to November 2001.

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